Exhibit 32.1

AMERICAN CLEAN RESOURCES GROUP, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Tawana Bain, Chief Executive Officer, Director, and Chairwoman of American Clean Resources Group, Inc. (Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

●	the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2026 (Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: August 14, 2026

By:	/s/ TAWANA BAIN
Tawana Bain
Chief Executive Officer, Director, and Chairwoman
(Principal Executive Officer)